SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         Date of report: April 30, 2003

                            CORINTHIAN COLLEGES, INC.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                       0-25283                 33-0717312
(State or other jurisdiction of      Commission file         (I.R.S. Employer
Incorporation or organization)            number            Identification No.)

6 Hutton Centre Drive, Suite 400, Santa Ana, California            92707
(Address of principal executive offices)                         (Zip Code)

                                 (714) 427-3000
              (Registrant's telephone number, including area code)


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Item 9. Regulation FD Disclosure

The following information is furnished pursuant to Item 9, "Regulation FD Disclosure," and Item 12, "Disclosure of Results of Operations and Financial Condition." On April 30, 2003, Corinthian Colleges, Inc. ("Corinthian") issued a press release announcing its financial results for the fiscal 2003 third quarter and nine-month year-to-date period ended March 31, 2003. A copy of Corinthian's press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       CORINTHIAN COLLEGES, INC.

April 30, 2003                         /s/ Dennis N. Beal
                                       ------------------------------------
                                       Dennis N. Beal
                                       Executive Vice President and
                                       Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.       Description
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99.1              Text of press release of Corinthian Colleges, Inc. issued
                  April 30, 2003.